UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2008
(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
8323 Walton Parkway
New Albany, Ohio 43054
(614) 775-3500
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (b) On May 22, 2008, Tween Brands, Inc. (the “Company”) announced the resignation of Nancy J. Kramer as a director of the Company.
     (c) On May 20, 2008, the Company announced that the Board of Directors had appointed Rolando de Aguiar as Executive Vice President and Chief Financial Officer of the Company, effective June 2, 2008. The information required by paragraph (c)(2) of Item 5.02 regarding Mr. de Aguiar is contained in the Company’s press release, dated May 20, 2008, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Under an Offer Letter, dated May 8, 2008 (the “Offer Letter”), Mr. de Aguiar has been granted the following, contingent and effective upon commencement of his employment with the Company:
•	an annual base salary of $475,000;
•	an award of 12,000 restricted shares of the Company’s common stock under the Company’s 2005 Stock Option and Performance Incentive Plan (the “Plan”), which shall vest 25% per year beginning on the first anniversary of commencement of employment;
•	an option to purchase 30,000 shares of the Company’s common stock under the Plan, which shall vest 25% per year beginning on the first anniversary of commencement of employment; and
•	participation in the Company’s Incentive Compensation Plan beginning with the Fall 2008 season.
     A copy of the Offer Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of the Offer Letter is qualified in its entirety by reference to the text of the Offer Letter.
     The Company has also entered into a Confidentiality, Non-Competition & Separation Pay Agreement with Mr. de Aguiar (the “Separation Pay Agreement”). In consideration for Mr. de Aguiar’s agreement to and compliance with the terms of the Separation Pay Agreement, the Separation Pay Agreement provides that if Mr. de Aguiar is terminated by the Company other than for “cause” (as defined in the Separation Pay Agreement), the Company will pay Mr. de Aguiar his weekly base salary minus the deductions required by law (including applicable withholding) for a period of 52 weeks, or the date that he is employed (including self-employed) at an equivalent rate, whichever occurs first. If Mr. de Aguiar obtains employment (including self-employment) at a lower rate of pay, he will continue to receive the differential between the two rates of pay for the balance of the 52 weeks. A copy of the Separation Pay Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing summary of the Separation Pay Agreement is qualified in its entirety by reference to the text of the Separation Pay Agreement.

Item 9.01.	Exhibits.
     (c) Exhibits.

Exhibit No.		Description

10.1	*	Rolando de Aguiar Offer Letter, dated May 8, 2008.

10.2	*	Confidentiality, Non-Competition & Separation Pay Agreement, dated May 8, 2008, between the Company and Rolando de Aguiar.

99.1	*	Press release, dated May 20, 2008.

*	Filed with this report.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEEN BRANDS, INC.
Date: May 22, 2008	By:	/s/ Kenneth T. Stevens
Kenneth T. Stevens
President and Chief Operating Officer (Principal Financial Officer)

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